Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                 SEPTEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 4-A1....$       0.00000000     Class 4-A12...$           0.00000000
     Class 4-A2....$      70.71730327     Class 4-PO....$           0.83631017
     Class 4-A3....$       0.00000000     Class 4-M.....$           0.70284215
     Class 4-A4....$      28.06583426     Class 4-B1....$           0.70284289
     Class 4-A5....$       0.00000000     Class 4-B2....$           0.70284289
     Class 4-A6....$       9.08381202     Class 4-B3....$           0.70284493
     Class 4-A7....$       0.00000000     Class 4-B4....$           0.70285171
     Class 4-A8....$      25.38952065     Class 4-B5....$           0.70283687
     Class 4-A9....$       0.00000000     Class 4-R.....$           0.00000000
     Class 4-A10...$       0.00000000
     Class 4-A11...$       0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):
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     Class 4-A1....$       0.00000000     Class 4-A12...$           0.00000000
     Class 4-A2....$      67.27967666     Class 4-M.....$           0.00000000
     Class 4-A3....$       0.00000000     Class 4-PO....$           0.79565644
     Class 4-A4....$      26.70153084     Class 4-B1....$           0.00000000
     Class 4-A5....$       0.00000000     Class 4-B2....$           0.00000000
     Class 4-A6....$       8.64224040     Class 4-B3....$           0.00000000
     Class 4-A7....$       0.00000000     Class 4-B4....$           0.00000000
     Class 4-A8....$      24.15531505     Class 4-B5....$           0.00000000
     Class 4-A9....$       0.00000000     Class 4-R.....$           0.00000000
     Class 4-A10...$       0.00000000
     Class 4-A11...$       0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1....$       6.25000000     Class 4-A12...$           6.25000000
     Class 4-A2....$       5.56711263     Class 4-M.....$           6.23276004
     Class 4-A3....$       6.25000000     Class 4-PO....$           0.00000000
     Class 4-A4....$       5.97897995     Class 4-B1....$           6.23276019
     Class 4-A5....$       6.25000000     Class 4-B2....$           6.23276019
     Class 4-A6....$       6.02640913     Class 4-B3....$           6.23275941
     Class 4-A7....$       0.00000000     Class 4-B4....$           6.23273764
     Class 4-A8....$       6.13151431     Class 4-B5....$           6.23275418
     Class 4-A9....$       6.25000000     Class 4-R.....$           0.00000000
     Class 4-A10...$       6.25000000     Class 4-S.....$           0.23575805
     Class 4-A11...$       6.25000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:$            70,572.27

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:..$        339,618,081.71

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:............                  1,217

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

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                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

          Class 4-A1...............$     21,540,000.00       $       1,000.00
          Class 4-A2...............$     29,334,601.79       $         820.02
          Class 4-A3...............$     22,546,000.00       $       1,000.00
          Class 4-A4...............$     27,464,343.67       $         928.57
          Class 4-A5...............$     45,556,000.00       $       1,000.00
          Class 4-A6...............$      6,737,569.26       $         955.14
          Class 4-A7...............$     10,316,430.74       $       1,031.64
          Class 4-A8...............$     53,389,452.49       $         955.65
          Class 4-A9...............$     19,614,000.00       $       1,000.00
          Class 4-A10..............$     34,511,000.00       $       1,000.00
          Class 4-A11..............$     20,612,000.00       $       1,000.00
          Class 4-A12..............$     32,552,000.00       $       1,000.00
          Class 4-PO...............$        591,146.53       $         995.61
          Class 4-M................$      4,368,825.91       $         996.54
          Class 4-B1...............$      3,494,861.42       $         996.54
          Class 4-B2...............$      3,494,861.42       $         996.54
          Class 4-B3...............$      1,747,928.97       $         996.54
          Class 4-B4...............$        524,179.38       $         996.54
          Class 4-B5...............$      1,222,880.13       $         996.54
          Class 4-R................$              0.00       $           0.00
          Class 4-S................$    310,207,935.04       $         965.89

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$           0.00
          unpaid principal balance...........................$           0.00
          number of related mortgage loans...................               0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   *Number           13   *Principal Balance $  3,122,316.97
               (2)  60-89 days
                    Number            0    Principal Balance $          0.00
               (3)  90 days or more
                    Number            2    Principal Balance $    347,238.89

          (b)  in foreclosure
                    Number            0    Principal Balance $          0.00

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ......................$             0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

                 Class 4-S: ........................ 0.288100%

          1.  Senior Percentage for such Distribution Date: ....... 95.67675000%

          2.  Group I Senior Percentage for such Distribution Date: 79.07661100%

          3.  Group II Senior Percentage for such Distribution
              Date:................................................ 16.60013900%

          4.  Senior Prepayment Percentage for such Distribution
              Date:................................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: .......  4.32325000%

          8.  Junior Prepayment Percentage for such Distribution
              Date:................................................  0.00000000%